UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2006

BELO CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	1-8598	75-0135890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 655237, Dallas, Texas 75265-5237
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (214) 977-6606

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 19, 2006, Belo Corp. announced its consolidated financial results for the third quarter ending September 30, 2006.  On October 19, 2006, the company also issued a press release announcing the company’s monthly statistical report for the month ended September 30, 2006.  Copies of these press releases are furnished with this report as exhibits to Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Earnings Press Release dated October 19, 2006

	99.2	Monthly Statistical Report Press Release dated October 19, 2006

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 19, 2006
BELO CORP.

	By:	/s/ Carey Hendrickson

Carey P. Hendrickson
Vice President/Investor Relations & Corporate Communications

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Earnings Press Release dated October 19, 2006

99.2	Monthly Statistical Report Press Release dated October 19, 2006